Supplement Dated December 13, 2024

To The Prospectus Dated April 29, 2024

JNL® Investors Series Trust

All changes are effective December 31, 2024.

In the section, “Summary Overview of Each Fund,” under “Performance,” for the JNL Government Money Market Fund, after the second paragraph please add the following:

Effective December 31, 2024, for consistency with the Fund’s principal investment strategies, the Fund will add the Bloomberg U.S. Aggregate Index as the Fund's primary benchmark and the Bloomberg USD 1 Month Cash Deposit Index as the Fund’s secondary benchmark.

This Supplement is dated December 13, 2024.